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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 4, 2001




                                 QC OPTICS, INC.
                          ----------------------------
                            (Exact Name of Registrant
                          As Specified In Its Charter)


      1-12337                                           04-2916548
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(Commission File Number)                 (I.R.S. Employer Identification Number)



                46 Jonspin Road, Wilmington, Massachusetts 01887
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               (Address of Principal Executive Offices, Zip Code)


                                 (978) 657-7007
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                (Issuer's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

         Reference is made to the press release issued to the public by the Registrant on September 4, 2001, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.  The following exhibit is filed herewith:

         99.1     Text of Press Release dated September 4, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QC OPTICS, INC.



Dated:  September 5, 2001                            By:  /s/ Eric T. Chase
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                                                        Eric T. Chase, President